Exhibit 10.21

                             POLYVISION CORPORATION

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                        1995 DIRECTORS STOCK OPTION PLAN

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     1. Purpose. The purpose of this Plan is to advance the interests of
PolyVision Corporation, a New York corporation, by providing an additional incentive to attract and retain directors through the encouragement of stock ownership in the Company by such persons.

     2. Definitions. As used herein, the following terms shall have the meaning indicated:

          (a) "Annual Meeting Date" shall mean the date of the annual meeting of the Company's shareholders at which the Directors are elected.

          (b) "Board" shall mean the Company's Board of Directors.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Common Stock" shall mean the Common Stock, par value $.001 per share, of the Company.

          (e) "Company" shall mean Polyvision Corporation, a New York corporation.

          (f) "Director" shall mean a member of the Board.

          (g) "Fair Market Value" of the Common Stock on any date of reference shall be the Closing Price on the business day immediately preceding such date of the Common Stock; provided that for purposes of grants made on the Initial Grant Date to persons who are Directors on the Effective Date, the term "Fair Market Value" shall mean the exercise price per Share of an Option equal to $3.86, which is 110% of the average trading price of a Share over a 30 trading day period following the spin-off of the Company. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low

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     asked quotations for such day of the Common Stock on such system, or (iii)
     if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days.

          (h) "Initial Grant Date" means (i) in the case of persons who are Directors of the Company on the Annual Meeting Date (including the 1995 Annual Meeting of Shareholders) and (ii) in all other cases, the date on which a person is elected as a member of the Board.

          (i) "Option" (when capitalized) shall mean any option granted under this Plan.

          (j) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

          (k) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (l) "Parent" means a "parent corporation" as defined in Section 425(e) and (g) of the Code.

          (m) "Plan" shall mean this 1995 Directors Stock Option Plan for the Company.

          (n) "Share(s)" shall mean a share or shares of the Common Stock.

          (o) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. Shares and Options. Subject to Section 9 of this Plan, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to Three Hundred Thousand (300,000) Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

     4. Grants of Options.

          (a) On the Initial Grant Date, each Optionee shall receive the grant of an Option to purchase 25,000 Shares.

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          (b) Upon the grant of each Option, the Company and the Optionee shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Board may determine.

     5. Exercise Price. The exercise price per Share of any Option shall be the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

     6. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

     7. Exercisability of Options. (a) Each Option granted hereunder shall not be exercisable until after six months following its grant to an Optionee. Thereafter, such option shall be exercisable over a four-year period, vesting as to one-fourth of the total number of Options granted per year. The expiration date of an Option shall be ten (10) years after the date of grant of the Option.

          (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

               (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company or The Alpine Group, Inc. ("Alpine") immediately before such transaction cease to own at least 51% of the voting stock of the Company or Alpine, as the case may be, or of any entity that results from the participation of the Company or Alpine, as the case may be, in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

               (ii) if the shareholders of the Company or Alpine shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company or

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          Alpine, as the case may be, does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

               (iii) if the shareholders of the Company or Alpine shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company or Alpine, as the case may be, (unless such plan is subsequently abandoned).

     8.   Termination of Option Period.

          (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               (i) three months after the date on which the Optionee ceases to be a Director for any reason other than by reason of "Cause" (which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary);

               (ii) immediately upon the removal of the Optionee as a Director for Cause; and

               (iii) one year after the date the Optionee ceases to be a Director by reason of death of the Optionee.

          (b) The Board in its sole discretion may, by giving written notice ("Cancellation Notice"), cancel any Option that remains unexercised on the date of the consummation of any corporate transaction:

               (i) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

               (ii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned). Any Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

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     9.   Adjustment of Shares.

          (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

               (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

               (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

          (b) Subject to the specific terms of any Option, the Board may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i) or (ii) hereof.

          (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

          (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     10. Transferability of Options. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

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     11. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

          (a) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

     12. Administration of the Plan. The Plan shall be administered by the Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan.

     13. Interpretation. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by and construed in accordance with the laws of the State of New York. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     14. Term of Plan; Amendment and Termination of the Plan.

          (a) This Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after 10 years from the date of the Board's adoption of this Plan.

          (b) The Board may from time to time amend the Plan or any Option; provided, however, that, without approval by the Company's shareholders, no such amendment shall (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Shares or other securities reserved for issuance upon the exercise of Options, (iii) materially modify the requirements as to eligibility for participation under the Plan or
(iv) otherwise involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Act of 1933, as amended; and, provided, further, that, except to the extent otherwise specifically provided in
Section 8, no amendment or suspension of the Plan or

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any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

          (c) Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to nonemployee directors, the exercise price per share under each such Option, when and under what circumstances an Option will be granted and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, and under the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

          (d) The Board, without further approval of the Company's shareholders, may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to any Optionee while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of such Optionee.

     15. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. Execution. To record the adoption of the Plan by the Board on October 2, 1995, the Corporation has caused its authorized officer to affix its corporate name and seal hereto.


                                POLYVISION CORPORATION



                                By: /s/ Steven S. Elbaum
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                                Steven S. Elbaum, Chairman of the
                                Board of Directors

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